This is filed pursuant to Rule 497(e).
Alliance Select Investor Series        333-08818 and 811-09176
  Premier Portfolio
  Technology Portfolio
  Biotechnology Portfolio
  Small Cap Growth Portfolio



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ALLIANCE CAPITAL [LOGO] (R)

                 Alliance Select Investor Series
                     Premier Portfolio
                     Technology Portfolio
                     Biotechnology Portfolio
                     Small Cap Growth Portfolio
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Supplement dated July 1, 2001 to the Prospectuses of Alliance
Select Investor Series that offer the Premier Portfolio and the Technology Portfolio dated March 1, 2001, the Biotechnology Portfolio dated July 10, 2000, and the Small Cap Portfolio dated January 22, 2001.

This Supplement supersedes certain information contained in the Prospectus.

Householding

         Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, effective September 1, 2001 all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call Alliance Global Investor Services at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

Privacy

         Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others



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(including information such as a customer's account balances and account activity).

         It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

Tax Withholding Certification

         The Internal Revenue Service has revised the required tax withholding certification that shareholders must make to the Fund in order to avoid foreign withholding on Fund distributions. The new language is found below. You are required to notify us immediately if you cannot make any of the certifications below.

         I certify under penalty of perjury that: (1) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interests or dividends, or
(c) the IRS has notified me that I am no longer subject to backup withholding, and (2) I am a U.S. person (including a U.S. residential alien).

You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L. P.











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